EXHIBIT 10.5
TEKELEC
2005 Executive Officer Bonus Plan
Tekelec (“Tekelec” or the “Company”) believes that a portion of each executive officer’s annual compensation should be directly related to the Company’s financial performance and such officer’s achievement of certain objectives. The 2005 Executive Officer Bonus Plan (“2005 Bonus Plan”) is designed to motivate Tekelec’s executive officers and to reward them for their continuing contributions to the Company’s business if in 2005 the Company achieves certain financial results and/or such officers achieve certain individual, business or strategic objectives. The Company believes that the achievement of these results and objectives is essential for the Company’s success and for the continued growth in shareholder value.
2005 Bonus Plan:
Each Eligible Officer (as defined below), by virtue of his or her continuing employment with Tekelec, will be eligible to receive:
(i)	a quarterly bonus (“Quarterly Bonus”) based on the Company’s financial performance as measured by the degree to which certain business units of the Company assigned to an Eligible Officer attain pre-set, Board of Directors’ approved, operating income before bonus goals for each calendar quarter during 2005; and

(ii)	an annual bonus (“Annual Bonus”) based on his/her achievement in 2005 of individual, business or strategic objectives that the Company’s Chief Executive Officer (or, in the case of the Chief Executive Officer, the Board of Directors) approves.
The calculation of each Eligible Officer’s Quarterly Bonus will be determined in part on the business units assigned to such Officer and the weighting assigned to such business unit. For example, 50% of the Chief Executive Officer’s Quarterly Bonus is based on the Company’s financial performance on a consolidated basis while 17.5%, 17.5%, 7.5% and 7.5% of his bonus is based on the financial performance of the Network Signaling Group, Switching Solutions Group, Communications Software Solutions Group and IEX Contact Center Group, respectfully. For purposes of this 2005 Bonus Plan, there are five business units: Network Signaling Group (“NSG”), Switching Solutions Group (“SSG”), IEX Contact Center Group (“IEX”), Communications Software Solutions Group (“CSSG”) and the Company on a Consolidated Basis (“C”).
The Quarterly Bonuses payable to an Eligible Officer under the 2005 Bonus Plan will be calculated as a percentage of such officer’s annual base salary of record in effect as of the last day of a calendar quarter. The Annual Bonus payable to an Eligible Officer under the 2005 Bonus Plan will be calculated as a percentage of such officer’s salary of record in effect as of the last day of the calendar year, unless there has been a change in such Officer’s bonus participation level during 2005 in which case such Officer’s Annual Bonus will be calculated using his/her actual 2005 earnings. In determining an Eligible Officer’s salary of record or actual earnings, certain compensation and payments (e.g., reimbursement for moving expenses, bonus payments received under the 2004 or 2005 Bonus Plan, stock option compensation, disability benefits, sign-on bonuses, vacation cash outs, on call pay, and similar payments) shall be excluded. For purposes of determining the amount of a Quarterly or an Annual Bonus, if an Eligible Officer is on a leave of absence in excess of 30 days, such Officer’s actual earnings during such quarter or calendar year, as the case may be, shall be used.
Eligible Officers:
Set forth below are (i) the executive officers who are designated as Eligible Officers for purposes of the 2005 Bonus Plan and who, as such, shall be eligible to participate in the 2005 Bonus Plan (all titles are positions with Tekelec unless otherwise specified); (ii) the business units assigned to each such Eligible Officer; and (iii) the percentage weighting assigned to each such business unit for purposes of calculating the bonuses payable under this Plan:

Eligible Officers	Business Unit (Business Unit %)
Chief Executive Officer & President	C (50%), NSG (17.5%), SSG (17.5%), CSSG (7.5%), IEX (7.5%)
Executive Vice President & Chief Operating Officer	C (50%), NSG (17.5%), SSG (17.5%), CSSG (7.5%), IEX (7.5%)
Senior Vice President & Chief Financial Officer	C (50%), NSG (17.5%), SSG (17.5%), CSSG (7.5%), IEX (7.5%)
Senior Vice President, Corporate Affairs & Gen’l Counsel	C (50%), NSG (17.5%), SSG (17.5%), CSSG (7.5%), IEX (7.5%)
President & General Manager, NSG	C (50%), NSG (20%), SSG (20%), CSSG (10%)
President & General Manager, IEX	C (50%), IEX (50%)
President & General Manager, SSG	C (50%), NSG (20%), SSG (20%), CSSG (10%)
President & General Manager, CSSG	C (50%), NSG (20%), SSG (20%), CSSG (10%)
Senior Vice President, Corporate Development	C (50%), NSG (17.5%), SSG (17.5%), CSSG (7.5%), IEX (7.5%)
Senior Vice President, Global Marketing	C (50%), NSG (20%), SSG (20%), CSSG (10%)
Senior Vice President, Human Resources	C (50%), NSG (17.5%), SSG (17.5%), CSSG (7.5%), IEX (7.5%)
Senior Vice President, Operations	C (50%), NSG (17.5%), SSG (17.5%), CSSG (7.5%), IEX (7.5%)
The effective date of this 2005 Bonus Plan is January 1, 2005 (the “Effective Date”). Persons appointed as executive officers of the Company after the Effective Date shall be eligible to participate in the 2005 Bonus Plan if they are expressly designated as Eligible Officers under the 2005 Bonus Plan pursuant to a subsequent, duly adopted Board of Directors’ resolution. An Eligible Officer whose title changes after the Effective Date shall be entitled to participate in the 2005 Bonus Plan on the same terms and conditions as applied immediately prior to such title change unless either (i) the terms and conditions of such Eligible Officer’s participation in the 2005 Bonus Plan are changed pursuant to a duly adopted Board of Directors’ resolution; or (ii) the new title is listed as an Eligible Officer in the Eligible Officer table set forth above in which case such Officer shall participate at the bonus participation level corresponding to such new title.
In order to earn and be eligible to receive a Quarterly or an Annual Bonus, an Eligible Officer must be employed by Tekelec or one of its subsidiaries as an Eligible Officer on the date on which such bonuses are paid, unless such requirement is waived in writing by the Company’s Chief Executive Officer in the case of an Eligible Officer other than the Chief Executive Officer, or by the Board of Directors in the case of the Chief Executive Officer. An Eligible Officer who is on an approved leave of absence from the Company during 2005 will, for purposes of determining eligibility under the 2005 Bonus Plan, be treated as being employed by the Company during such leave of absence.
Quarterly Bonuses:
The Company’s pro forma operating income before bonus (which excludes the effects of acquisition-related amortization and other merger-related charges) calculated with respect to the business units assigned to an Eligible Officer (“Operating Income before Bonus”) for each calendar quarter will be the financial measure for the Quarterly Bonuses. If any business unit assigned to an Eligible Officer fails to attain a Bonus Factor of 100%, then the Operating Income before Bonus earned by the other business unit(s) assigned to such Eligible Officer in excess of the Operating Income before Bonus corresponding to such other unit’s 100% Bonus Factor will be applied to make up the shortfall (such additional amount so applied shall not exceed 10% of each such other unit’s Operating Income before Bonus goal corresponding to its 100% Bonus Factor).
The amount of an Eligible Officer’s Quarterly Bonus is calculated as follows: First, the amount of bonus payable as a Quarterly Bonus to an Eligible Officer with respect to each business unit assigned to such Eligible Officer will be calculated by multiplying (i) the product of such Eligible Officer’s annual base salary of record on the last day of a calendar quarter and the Quarterly Bonus Percentage for such calendar quarter listed opposite such officer’s title in the Bonus Participation Table below by (ii) the product of applicable Bonus Factor and the applicable Business Unit Percentage (as determined in accordance with the Business Unit Percentages set forth above). Stated mathematically, the amount of a Quarterly Bonus payable with respect to a business unit assigned to an Eligible Officer equals (AxB)(CxD), where A = an Eligible Officer’s annual base salary of record for a calendar quarter; B = the applicable Quarterly Bonus Percentage for such Eligible Officer; C = the applicable Bonus Factor and D = the applicable Business Unit Percentage. Secondly, the total amount payable to an Eligible Officer as a

Quarterly Bonus will be the sum of the bonus amounts payable to such Eligible Officer with respect to all the business units assigned to him/her.
The amount of the Company’s quarterly Operating Income before Bonus will determine the applicable Bonus Factor. Minimum quarterly Operating Income before Bonus will result in a Bonus Factor of 25%; mid-point Operating Income before Bonus will result in a Bonus Factor of 50%; and maximum quarterly Operating Income before Bonus will result in a maximum Bonus Factor of 100%. There will be a linear increase in the percentage amount of the Bonus Factor between (i) the minimum quarterly Operating Income before Bonus and the mid-point Operating Income before Bonus; and (ii) the mid-point Operating Income before Bonus and the maximum quarterly Operating Income before Bonus. Quarterly Operating Income before Bonus Targets have been supplementally approved by the Board of Directors.
Except as otherwise provided herein, the Quarterly Bonus will be payable in one lump sum (subject to applicable withholding taxes and other applicable deductions) within 30 days after the Company’s quarterly results are publicly announced. An Eligible Officer who is on an approved leave of absence from the Company on the date on which Quarterly Bonuses are paid by the Company and thereafter returns to active status as an Eligible Officer upon the end of such leave of absence, will be paid a Quarterly Bonus to which he/she is otherwise entitled under this 2005 Bonus Plan within 30 days following his/her return to active status as an Eligible Officer. An Eligible Officer who is on an approved leave of absence from the Company on the date on which Quarterly Bonuses are paid by the Company and thereafter fails to return to active status as an Eligible Officer upon the end of such leave of absence, will forfeit his/her right to any Quarterly Bonus to which he/she may otherwise be entitled for such quarter.
Annual Bonuses:
The percentage degree (0% to 100%) to which an Eligible Officer achieves his/her objectives for 2005 will be the measure for the Annual Bonus. The determination of the percentage degree to which an Eligible Officer (other than the Chief Executive Officer) achieves his/her objectives will be made by the Chief Executive Officer (or in the absence of a Chief Executive Officer, by the Compensation Committee of the Board of Directors) by February 15, 2006. The determination of the percentage degree to which the Chief Executive Officer achieves his objectives will be made by the Board of Directors by February 15, 2006.
The amount of a bonus payable as an Annual Bonus to an Eligible Officer will be calculated by multiplying (i) the product of such officer’s annual base salary of record (or actual earnings if such Officer’s bonus participation level changed during 2005) for 2005 and the Annual Bonus Percentage (prorated if such Officer’s bonus participation level changes during 2005) listed opposite such officer’s title in the Bonus Participation Table below by (ii) the percentage degree to which the Chief Executive Officer or the Board of Directors, as the case may be, determines that such Eligible Officer has achieved his/her objectives for 2005.
Except as otherwise provided herein, the Annual Bonus will be payable in one lump sum (subject to applicable withholding taxes and other applicable deductions) within 30 days of the Chief Executive Officer’s or Board of Directors’ determination, as the case may be, of the percentage degree to which the Eligible Officer has achieved his/her objectives for 2005. An Eligible Officer who is on an approved leave of absence from the Company on the date on which Annual Bonuses are paid by the Company and thereafter returns to active status as an Eligible Officer upon the end of such leave of absence, will be paid an Annual Bonus to which he/she is otherwise entitled under this 2005 Bonus Plan within 30 days following his/her return to active status as an Eligible Officer. An Eligible Officer who is on an approved leave of absence from the Company on the date on which Annual Bonuses are paid by the Company and thereafter fails to return to active status as an Eligible Officer upon the end of such leave of absence, will forfeit his/her right to any Annual Bonus to which he/she may otherwise be entitled for 2005.

Bonus Participation Levels:
For purposes of determining an Eligible Officer’s Quarterly or Annual Bonus under the 2005 Bonus Plan, the Quarterly Bonus Percentages (by calendar quarter) and the Annual Bonus Percentages for the Eligible Officers shall be as follows:
Bonus Participation Table

					Annual
					Bonus
Title	Quarterly Bonus Percentage				Percentage
	Q1	Q2	Q3	Q4
Chief Executive Officer & President	20.0%	25.0%	25.0%	30.0%	25%
Executive Vice President & Chief Operating Officer	14.4	18.0	18.0	21.6	18
Senior Vice President & Chief Financial Officer	11.2	14.0	14.0	16.8	14
Senior Vice President, Corp. Affairs & General Counsel	11.2	14.0	14.0	16.8	14
President & General Manager, NSG	11.2	14.0	14.0	16.8	14
President & General Manager, IEX	9.6	12.0	12.0	14.4	12
President & General Manager, SSG	11.2	14.0	14.0	16.8	14
President & General Manager, CSSG	9.6	12.0	12.0	14.4	12
Senior Vice President, Corporate Development	8.0	10.0	10.0	12.0	10
Senior Vice President, Global Marketing	8.0	10.0	10.0	12.0	10
Senior Vice President, Human Resources	8.0	10.0	10.0	12.0	10
Senior Vice President, Operations	8.0	10.0	10.0	12.0	10
Discretionary Bonuses:
Discretionary bonuses may also be paid under the 2005 Bonus Plan, but only upon the express approval of the Board of Directors in its sole discretion.
* * * *

2005 Executive Officer Bonus Plan
Amendment 1
Eligible Officers
Effective April 1, 2005, the Eligible Officers and their corresponding Business Unit Percentages are as follows:

Eligible Officers	Business Unit (Business Unit %)
Chief Executive Officer & President	C (50%), NSG (17.5%), SSG (17.5%), CSSG (7.5%), IEX (7.5%)
Executive Vice President, Global Sales, Marketing & Cust. Service	C (50%), NSG (20%), SSG (20%), CSSG (10%)
Executive Vice President, Global Business Group Solutions	C (50%), NSG (20%), SSG (20%), CSSG (10%)
Senior Vice President & Chief Financial Officer	C (50%), NSG (17.5%), SSG (17.5%), CSSG (7.5%), IEX (7.5%)
Senior Vice President, Corp. Affairs & General Counsel	C (50%), NSG (17.5%), SSG (17.5%), CSSG (7.5%), IEX (7.5%)
President & General Manager, NSG	C (50%), NSG (20%), SSG (20%), CSSG (10%)
President & General Manager, IEX	C (50%), IEX (50%)
President & General Manager, SSG	C (50%), NSG (20%), SSG (20%), CSSG (10%)
President & General Manager, CSSG	C (50%), NSG (20%), SSG (20%), CSSG (10%)
Senior Vice President, Corporate Development	C (50%), NSG (17.5%), SSG (17.5%), CSSG (7.5%), IEX (7.5%)
Senior Vice President, Global Marketing	C (50%), NSG (20%), SSG (20%), CSSG (10%)
Senior Vice President, Human Resources	C (50%), NSG (17.5%), SSG (17.5%), CSSG (7.5%), IEX (7.5%)
Senior Vice President, Operations	C (50%), NSG (20%), SSG (20%), CSSG (10%)
Amended and Restated Bonus Participation Table
Effective as of April 1, 2005, the Quarterly Bonus Percentages and Annual Bonus Percentages are as follows:

				Annual
				Bonus
Title	Quarterly Bonus Percentage			Percentage
	Q2	Q3	Q4
Chief Executive Officer & President	25.0%	25.0%	30.0%	25%
Executive Vice President, Global Sales, Marketing & Cust. Service	18.0	18.0	21.6	18
Executive Vice President, Global Business Group Solutions	16.0	16.0	19.2	16
Senior Vice President & Chief Financial Officer	14.0	14.0	16.8	14
Senior Vice President, Corp. Affairs & General Counsel	14.0	14.0	16.8	14
President & General Manager, NSG	14.0	14.0	16.8	14
President & General Manager, IEX	12.0	12.0	14.4	12
President & General Manager, SSG	14.0	14.0	16.8	14
President & General Manager, CSSG	12.0	12.0	14.4	12
Senior Vice President, Corporate Development	10.0	10.0	12.0	10
Senior Vice President, Global Marketing	10.0	10.0	12.0	10
Senior Vice President, Human Resources	10.0	10.0	12.0	10
Senior Vice President, Operations	10.0	10.0	12.0	10

2005 Executive Officer Bonus Plan
Amendment 2
Eligible Officers
Effective July 1, 2005, the Eligible Officers and their corresponding Business Unit Percentages are as follows:

Eligible Officers	Business Unit (Business Unit %)
Chief Executive Officer & President	C (50%), NSG (17.5%), SSG (17.5%), CSSG (7.5%), IEX (7.5%)
Executive Vice President, Global Sales, Marketing & Cust. Service	C (50%), NSG (20%), SSG (20%), CSSG (10%)
Executive Vice President, Global Business Group Solutions	C (50%), NSG (20%), SSG (20%), CSSG (10%)
Senior Vice President & Chief Financial Officer	C (50%), NSG (17.5%), SSG (17.5%), CSSG (7.5%), IEX (7.5%)
Senior Vice President, Corp. Affairs & General Counsel	C (50%), NSG (17.5%), SSG (17.5%), CSSG (7.5%), IEX (7.5%)
President & General Manager, NSG	C (50%), NSG (20%), SSG (20%), CSSG (10%)
President & General Manager, IEX	C (50%), IEX (50%)
President & General Manager, SSG	C (50%), NSG (20%), SSG (20%), CSSG (10%)
President & General Manager, CSSG	C (50%), NSG (20%), SSG (20%), CSSG (10%)
Senior Vice President, Corporate Development	C (50%), NSG (17.5%), SSG (17.5%), CSSG (7.5%), IEX (7.5%)
Senior Vice President, Global Marketing	C (50%), NSG (20%), SSG (20%), CSSG (10%)
Senior Vice President, Human Resources	C (50%), NSG (17.5%), SSG (17.5%), CSSG (7.5%), IEX (7.5%)
Senior Vice President, Operations	C (50%), NSG (20%), SSG (20%), CSSG (10%)
Amended and Restated Bonus Participation Table
Effective as of July 1, 2005, the Quarterly Bonus Percentages and Annual Bonus Percentages are as follows:

			Annual
			Bonus
Title	Quarterly Bonus Percentage		Percentage
	Q3	Q4
Chief Executive Officer & President	25.0%	30.0%	25%
Executive Vice President Global Sales, Marketing & Cust. Service	18.0	21.6	18
Executive Vice President, Global Business Group Solutions	16.0	19.2	16
Senior Vice President & Chief Financial Officer	14.0	16.8	14
Senior Vice President, Corp. Affairs & General Counsel	14.0	16.8	14
President & General Manager, NSG	17.5	21.0	N/A
President & General Manager, IEX	12.0	14.4	12
President & General Manager, SSG	14.0	16.8	14
President & General Manager, CSSG	12.0	14.4	12
Chief Strategy & Corporate Development Officer	13.0	15.6	13
Senior Vice President, Global Marketing	10.0	12.0	10
Senior Vice President, Human Resources	12.5	15.0	N/A
Senior Vice President, Operations	10.0	12.0	10